[LETTERHEAD OF CORBIN & WERTZ]


August 5, 1996


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Amendment to Form 8-K for KSW, Inc.

We have read Item 4 included in the Amendment to Form 8-K dated August 1, 1996 of KSW, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.




/s/ Corbin & Wertz
CORBIN & WERTZ



cc:  Mr. Floyd Warkol, KSW, Inc.